                                                             EXHIBIT (h)(27)(c)

                              Amendment No. 9 to
                       Administrative Services Agreement
                       Franklin Templeton Services, LLC
                    American General Life Insurance Company

   THIS AMENDMENT is made by and between Franklin Templeton Services, LLC (the "Fund Administrator") and American General Life Insurance Company (the "Company").

   WHEREAS, The Company and the Fund Administrator have entered into an Administrative Services Agreement, dated as of July 1, 1999 (the "Agreement"), concerning certain administrative services with respect to each series ("Fund" or "Funds") of Franklin Templeton Variable Insurance Products Trust (the "Trust") listed on the Schedule B of the Agreement;

   WHEREAS, the Company and the Fund Administrator wish to amend the Agreement for the purpose of adding certain new variable life or variable annuity insurance contracts covered by the Agreement.

   NOW, THEREFORE, in consideration of past and prospective business relations, the Fund Administrator and the Company hereby amend the Agreement as follows:

1. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed effective as of September 15, 2008.

FRANLIN TEMPLETON SERVICES, LLC          AMERICAN GENERAL LIFE INSURANCE
                                         COMPANY

By:                                      By:
        -------------------------------          ------------------------------
Name:                                    Name:
        -------------------------------          ------------------------------
Title:                                   Title:
        -------------------------------          ------------------------------

                                         ATTEST:

                                         By:
                                                 ------------------------------
                                         Name:
                                                 ------------------------------
                                         Title:
                                                 ------------------------------

                                                       (Corporate Seal)

                                  Schedule B

                        Administrative Expense Payments

The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts. The payment will be computed and paid in the manner described more completely in the Agreement.

                                                                  Date of
                                                                Beginning of
                                                                 Period for
                Product Name/                                  Computation of
#    Company   Registration No.  Funds of the Trust   Fee Rate      Fee
--  ---------- ----------------  -------------------  -------- --------------
1.  American    AG Legacy        Class 2 Shares:        ___%       7/1/99
    General     Plus VUL         Templeton Foreign
    Life        333-89897        Securities Fund
    Insurance                    Franklin Small-Mid
    Company                      Cap Growth
                                 Securities Fund

2.  American    Corporate        Class 2 shares:        ___%       7/1/04
    General     America          Franklin Small Cap
    Life        333-80191        Value Securities
    Insurance                    Fund
    Company
                                 Franklin U.S.          ___%      8/31/07
                                 Government Fund
                                 Mutual Shares
                                 Securities Fund
                                 Templeton Foreign
                                 Securities Fund

3.  American    Legacy Plus      Class 2 Shares:        ___%       7/1/99
    General     VUL              Franklin Small-Mid
    Life        333-53909        Cap Growth
    Insurance                    Securities Fund
    Company                      Templeton
                                 Developing Markets
                                 Securities Fund
                                 Templeton Foreign
                                 Securities Fund

4.  American    Platinum         Class 2 shares:        ___%      1/15/04
    General     Investor         Franklin Small Cap
    Life        FlexDirector     Value Securities
    Insurance   333-109613       Fund
    Company                      Franklin U.S.
                                 Government Fund
                                 Mutual Shares
                                 Securities Fund

                                 Templeton Foreign      ___%      8/31/07
                                 Securities Fund -
                                 Class 2

5.  American    Platinum         Class 2 Shares:        ___%      11/1/01
    General     Investor I       Franklin U.S.
    Life        VUL              Government Fund
    Insurance   333-42567        Mutual Shares
    Company                      Securities Fund
                                 Templeton Foreign
                                 Securities Fund

6.  American    Platinum         Class 2 Shares:        ___%       5/1/03
    General     Investor II      Franklin Small Cap
    Life        VUL              Value Securities
    Insurance   333-103361       Fund
    Company                      Franklin U.S.
                                 Government Fund
                                 Mutual Shares
                                 Securities Fund
                                 Templeton Foreign
                                 Securities Fund

                                                                  Date of
                                                                Beginning of
                                                                 Period for
                Product Name/                                  Computation of
#    Company   Registration No.  Funds of the Trust   Fee Rate      Fee
--- ---------- ----------------  -------------------  -------- --------------
7.  American    Platinum         Class 2 Shares:        ___%       5/1/03
    General     Investor III     Franklin Small Cap
    Life        VUL              Value Securities
    Insurance   333-43264        Fund
    Company                      Franklin U.S.
                                 Government Fund
                                 Mutual Shares
                                 Securities Fund
                                 Templeton Foreign
                                 Securities Fund

8.  American    Platinum         Class 2 shares:        ___%      1/15/04
    General     Investor         Franklin Small Cap
    Life        Immediate        Value Securities
    Insurance   VA               Fund
    Company     333-109206       Franklin U.S.
                                 Government Fund
                                 Mutual Shares
                                 Securities Fund

                                 Templeton Foreign      ___%      8/31/07
                                 Securities Fund -
                                 Class 2

9.  American    Platinum         Class 2 shares:        ___%      1/15/05
    General     Investor IV      Franklin Small Cap
    Life        VUL              Value Securities
    Insurance   333-118318       Fund
    Company                      Franklin U.S.
                                 Government Fund
                                 Mutual Shares
                                 Securities Fund
                                 Templeton Foreign
                                 Securities Fund

10. American    Platinum         Class 2 Shares:        ___%       5/1/03
    General     Investor         Franklin Small Cap
    Life        PLUS VUL         Value Securities
    Insurance   333-82982        Fund
    Company                      Franklin U.S.
                                 Government Fund
                                 Mutual Shares
                                 Securities Fund
                                 Templeton Foreign
                                 Securities Fund

11. American    Platinum         Class 2 Shares:        ___%       5/1/03
    General     Investor         Franklin Small Cap
    Life        Survivor II      Value Securities
    Insurance   VUL              Fund
    Company     333-65170        Franklin U.S.
                                 Government Fund
                                 Mutual Shares
                                 Securities Fund
                                 Templeton Foreign
                                 Securities Fund

12. American    Platinum         Class 2 Shares:        ___%       5/1/03
    General     Investor         Franklin Small Cap
    Life        Survivor         Value Securities
    Insurance   VUL              Fund
    Company     333-90787        Franklin U.S.
                                 Government Fund
                                 Mutual Shares
                                 Securities Fund
                                 Templeton Foreign
                                 Securities Fund

13. American    Platinum         Class 2 Shares:        ___%       7/1/99
    General     Investor         Templeton Global
    Life        Variable         Asset Allocation
    Insurance   Annuity          Fund
    Company     333-70667        Templeton Foreign
                                 Securities Fund

                                                                  Date of
                                                                Beginning of
                                                                 Period for
                Product Name/                                  Computation of
#    Company   Registration No.  Funds of the Trust   Fee Rate      Fee
--- ---------- ----------------  -------------------  -------- --------------
14. American    Platinum         Class 2 shares:        ___%       2/1/06
    General     Investor VIP     Franklin Small Cap
    Life        VUL              Value Securities
    Insurance   333-129552       Fund
    Company     and              Franklin U.S.
                333-137817       Government Fund
                                 Mutual Shares
                                 Securities Fund
                                 Templeton Foreign
                                 Securities Fund

15. American    The One          Class 2 Shares:        ___%       7/1/99
    General     VUL              Franklin Small-Mid
    Life        Solution         Cap Growth
    Insurance   333-87307        Securities Fund
    Company                      Templeton
                                 Developing Markets
                                 Securities Fund

16. American    American         Class 1 shares:        ___%      4/24/06
    General     General          Franklin Small Cap
    Life        Signature II     Value Securities
    Insurance   Not              Fund
    Company     registered

17. American    AIG              Class 2 shares:        ___%      8/31/07
    General     Corporate        Franklin Small Cap
    Life        Investor VUL     Value Securities
    Insurance   333-143072       Fund
    Company                      Franklin U.S.
                                 Government Fund
                                 Mutual Shares
                                 Securities Fund
                                 Templeton Foreign
                                 Securities Fund

18. American    AIG Income       Class 2 shares:        ___%      10/1/07
    General     Advantage        Franklin Small Cap
    Life        VUL              Value Securities
    Insurance   333-144594       Fund
    Company                      Mutual Shares
                                 Securities Fund

19. American    AIG              Class 2 shares:        ___%       2/1/08
    General     Protection       Franklin Small Cap
    Life        Advantage        Value Securities
    Insurance   VUL              Fund
    Company     333-146948       Mutual Shares
                                 Securities Fund

20. American    AIG Income       Class 2 shares:        ___%      9/15/08
    General     Advantage        Franklin Small Cap
    Life        Select           Value Securities
    Insurance   333-151576       Fund
    Company                      Mutual Shares
                                 Securities Fund